UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report :  August 2, 2021

(Date of earliest event reported)

Intrepid Potash, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34025	26-1501877
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 17th Street, Suite 1050

Denver, Colorado 80202

(Address of principal executive offices and zip code)

(303) 296-3006

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	IPI	New York Stock Exchange

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 2, 2021, Brian Stone, the current Chief Operating Officer of Intrepid Potash, Inc. (the “Company”), was promoted to President of the Company, effective immediately. Robert P. Jornayvaz III continues as Chief Executive Officer and Executive Chairman of the Board of the Company.

Mr. Stone, age 58, has served as the Company’s Chief Operating Officer since December 2019. Prior to joining the Company, Mr. Stone was the Chief Operating Officer for Hupecol Operating Co. LLC, an international oil and gas company focused on South America and Europe, from 2005 to 2019. Earlier in his career, Mr. Stone worked for J.M. Huber Corporation, a mining and natural resources company, as Vice President in the Energy Sector, and later as Chief Risk Officer in Huber’s Corporate office.

There will be no immediate change in Mr. Stone’s compensation in connection with his promotion, including his base salary, cash bonus target, incentive awards and employee benefits. Additional details regarding Mr. Stone’s compensation are described the Company’s definitive proxy statement for the 2021 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on April 6, 2021.

On August 2, 2021, the Company issued a press release announcing the appointment of Mr. Stone, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.                 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release of Intrepid Potash, Inc. dated August 2, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTREPID POTASH, INC.

Dated: August 4, 2021	By:	/s/ Matthew D. Preston
Matthew D. Preston
Vice President of Finance